PAYDEN FUNDS

Supplement Dated September 12, 2013 to Prospectus dated February 28, 2013

Metzler/Payden European Emerging Markets Fund

The Board of Trustees of The Payden & Rygel Investment Group has authorized the closure and liquidation of the Metzler/Payden European Emerging Markets Fund. The Fund will close on September 30, 2013.

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